                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                       CAROLINA FIRST BANCSHARES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                         CAROLINA FIRST BANCSHARES, INC.
                              402 EAST MAIN STREET
                        LINCOLNTON, NORTH CAROLINA 28092

                                                                  March 14, 1997



Dear Shareholders:

         You are cordially invited to attend the 1997 Annual Meeting of Shareholders of Carolina First BancShares, Inc. which will be held in the Lincoln Cultural Center, 403 East Main Street, Lincolnton, North Carolina, on Tuesday, April 15, 1997 at 7:00 P.M. local time.

         I hope you are planning to attend the Meeting so that you can vote your shares in person and become acquainted with members of our Board of Directors and our management team. At the Meeting, shareholders will be asked to elect eight directors to serve one-year terms. Even if you are planning to attend the meeting, please complete the enclosed proxy card and return it to us so that your shares may be voted. You will still be able to vote your shares in person if you attend the Meeting.

         Your support during the last year is sincerely appreciated, and with your continued support, we look forward to 1997.

         If you have any questions about the Proxy Statement or the 1996 Annual Report, please contact Jan H. Hollar at (704) 732-2222.

     We look forward to seeing you on April 15th.


                                                  Sincerely,


                                                  /s/ D. Mark Boyd, III
                                                  ----------------------
                                                  D. Mark Boyd, III
                                                  Chairman of the Board






PLEASE FILL IN, DATE, SIGN AND MAIL PROMPTLY THE ACCOMPANYING PROXY IN THE POSTAGE PREPAID RETURN ENVELOPE FURNISHED FOR THAT PURPOSE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.

                         CAROLINA FIRST BANCSHARES, INC.
                              402 EAST MAIN STREET
                        LINCOLNTON, NORTH CAROLINA 28092


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  to be held on
                                 April 15, 1997

         Notice is hereby given that the 1997 Annual Meeting of Shareholders (the "Meeting") of Carolina First BancShares, Inc. (the "Company"), will be held in the Lincoln Cultural Center, 403 East Main Street, Lincolnton, North Carolina on Tuesday, April 15, 1997 at 7:00 P.M., local time, for the following purposes:

          1. To elect John R. Boger, Jr., D. Mark Boyd, III, James E. Burt, III, Charles A. James, Samuel C. King, Jr., Harry D. Ritchie, L.D. Warlick, Jr., and Estus B. White to serve as directors of the Company for a one-year term and until their successors are elected and qualified;

          2. To transact such other business as may properly come before the meeting or any adjournments thereof.

         The enclosed Proxy Statement explains these proposals. We urge you to read these materials carefully.

         Only those shareholders of record at the close of business on March 5, 1997 are entitled to notice of and to vote at the Meeting or any adjournments or postponements thereof.

         You are cordially invited to attend the Meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE. IF YOU NEED ASSISTANCE IN COMPLETING YOUR PROXY, PLEASE CALL THE UNDERSIGNED AT (704) 732-2222.

         THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE PROPOSALS PRESENTED.


                                   By Order of the Board of Directors,


                                   /s/ Jan H. Hollar
                                   ----------------------------
                                   Jan H. Hollar
                                   Secretary





Lincolnton, North Carolina
March 14, 1997

                         CAROLINA FIRST BANCSHARES, INC.
                     PROXY STATEMENT FOR THE ANNUAL MEETING
                  OF SHAREHOLDERS TO BE HELD ON APRIL 15, 1997

                  ---------------------------------------------

                                  INTRODUCTION

         This Proxy Statement is furnished to shareholders of Carolina First BancShares, Inc., a North Carolina corporation (herein, unless the context otherwise requires, together with its subsidiaries, the "Company"), in connection with the solicitation of proxies by the Company's Board of Directors for use at the Annual Meeting of Shareholders to be held at 7:00 P.M. local time in the Lincoln Cultural Center, 403 East Main Street, Lincolnton, North Carolina on Tuesday, April 15, 1997, and at any adjournments or postponements thereof (the "Meeting"). The Meeting will be held for the purposes of (i) electing John
R. Boger, Jr., D. Mark Boyd, III, James E. Burt, III, Charles A. James, Samuel
C. King, Jr., Harry D. Ritchie, L. D. Warlick, Jr., and Estus B. White as directors of the Company and (ii) transacting such other business as may properly come before the Meeting.

         The Company's principal executive offices are located at 402 East Main Street, Lincolnton, North Carolina 28092, and the mailing address is P.O. Box 657, Lincolnton, North Carolina 28093, telephone number (704) 732-2222. This Proxy Statement is dated March 14, 1997, and was mailed to shareholders of the Company on or about that date.

SHAREHOLDERS ENTITLED TO VOTE

         Only shareholders of record of the Company at the close of business on March 5, 1997 (the "Record Date") are entitled to notice of, and to vote at, the Meeting. Each share of the $2.50 par value common stock of the Company (herein sometimes referred to as the "Shares") issued and outstanding on the Record Date is entitled to one vote on each proposal, except that in the election of directors, each shareholder may cumulate his votes by giving one candidate the number of votes equal to the number of directors to be elected multiplied by the number of his Shares, or by distributing such number of votes among the candidates. This right of cumulative voting may not be exercised unless a shareholder or proxy holder announces at the Meeting, before the voting for directors commences, his intention to vote cumulatively. If such announcement is made, the chair shall declare that all Shares entitled to vote have the right to vote cumulatively and shall thereupon grant a recess of not less than one nor more than four hours, as he shall determine, or of such other period of time as is unanimously agreed upon. If no such announcement is made, the persons named in the enclosed proxy do not intend to exercise such right to vote cumulatively. However, if cumulative voting occurs at the Meeting, Shares represented by proxies in the accompanying form may be voted cumulatively for fewer than the entire number of nominees for directors listed herein if any such situation arises which, in the opinion of the proxy holders, makes such action necessary or desirable.

         On the Record Date, there were 2,054,978 Shares issued and outstanding which were held by approximately 3,300 persons. Notwithstanding the Record Date specified above, the Company's stock transfer books will not be closed, and Shares may be transferred subsequent to the Record Date. However, all votes must be cast in the names of shareholders of record on the Record Date. Proxies are being solicited by the Company's Board of Directors and may be revoked prior to exercise.

VOTES REQUIRED

         Electing the nominees for director requires approval by a majority of the votes cast by the Shares entitled to vote at the Meeting, provided a quorum is present at the Meeting. The presence, in person or by properly executed proxy, of the holders of a majority of the outstanding Shares entitled to vote at the Meeting is necessary to constitute a quorum at the Meeting. Abstentions will be counted, but "broker non-votes" will not be counted, as Shares present for purposes of determining the presence of a quorum. Neither abstentions nor "broker non-votes" will be counted as votes cast for purposes of determining whether a particular proposal has received sufficient votes for approval.

PROXIES

         Shares of Carolina First Common Stock represented by properly executed proxies, if such proxies are received in time and are not revoked, will be voted in accordance with the instructions on the proxies. If no instructions are indicated, such proxies will be voted in favor of (i) the election of all nominees for directors, and (ii) in the best judgment of the persons designated in such proxies as to any other matters which may properly come before the Meeting. Shareholders who have given a proxy may revoke it at any time prior to its exercise by (i) giving written notice to Jan H. Hollar at the Company, or
(ii) properly submitting to the Company a properly-executed proxy bearing a later date, or (iii) voting in person at the Meeting.

PRINCIPAL SHAREHOLDERS

         As of January 31, 1997, there were no persons known to the Company who were beneficial owners of more than 5% of the Company's outstanding Shares other than D. Mark Boyd, III, P.O. Box 399, Lincolnton, North Carolina 28093, who is a director of the Company, and who beneficially held on that date 192,701 Shares, or 9.39% of the total Shares outstanding. See "Proposal I - Election of Directors."

         As of January 31, 1997, the number of Shares owned beneficially by all directors and executive officers of the Company as a group (12 persons) was approximately 297,817, or 14.47% of the total Shares outstanding.

PROPOSAL I

ELECTION OF DIRECTORS

         The Company's Board of Directors has nominated the persons named below for election as directors to hold office until the next annual meeting of the shareholders of the Company and until their successors shall have been elected and qualified. It is believed that all of the nominees will be available and able to serve as directors. If for any reason any of these persons should not be available or able to serve, the proxies may exercise discretionary authority to vote for substitutes proposed by the Company's Board of Directors.

         Under the Company's Bylaws, the Board of Directors of the Company shall consist of not less than three nor more than 25 members, the number of which shall be fixed and determined from time to time either by resolution of the Board of Directors or by resolution of the shareholders. At the 1990 Annual Meeting of Shareholders, the shareholders approved a proposal fixing the number of directors at nine. The Company has nominated only eight persons to serve as directors, leaving one vacancy on the Board. The Company continues to evaluate possible expansion or other business opportunities through mergers, consolidations, acquisitions, restructuring or other transactions. Vacancies provide the Board with flexibility, in its discretion, to fill any or all such vacancies, by a majority vote of the Board, in the event of such a transaction or restructuring, or for other appropriate purposes. Proxies may not be voted for more than eight nominees at the Meeting.



       THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE EIGHT NOMINEES FOR
                             ELECTION OF DIRECTORS.

         The following table sets forth certain information regarding the nominees for election as directors.



NAME, AGE AND YEAR FIRST                                               BENEFICIAL OWNERSHIP OF SHARES
 ELECTED OR APPOINTED A                   PRINCIPAL EXPERIENCE          AND PERCENTAGE OF OUTSTANDING
DIRECTOR OF THE COMPANY                DURING THE PAST FIVE YEARS                  SHARES (1)
-----------------------                --------------------------                  ----------
John R. Boger, Jr. (68)     Mr. Boger is a partner in the law firm of                4,798 (2)
      1992                  Williams, Boger, Grady, Davis & Tuttle,                      *
                            P.A., Concord, North Carolina. Mr. Boger
                            is the Chairman of the Board of Directors
                            of the Company's subsidiary Cabarrus Bank
                            of North Carolina ("Cabarrus Bank"), is a
                            member of the Board of Directors of CT
                            Communications, Inc. (parent company of
                            Concord Telephone Company), and a past
                            President of the Concord Rotary Club and
                            the Concord / Cabarrus Chamber of
                            Commerce. John R. Boger, Jr. (68) Mr.
                            Boger is a partner in the law firm of
                            4,798(2) 1992 Williams, Boger, Grady,
                            Davis & Tuttle, * P.A., Concord, North
                            Carolina. Mr. Boger is the Chairman of
                            the Board of Directors of the Company's
                            subsidiary Cabarrus Bank of North
                            Carolina ("Cabarrus Bank"), is a member
                            of the Board of Directors of CT
                            Communications, Inc. (parent company of
                            Concord Telephone Company), and a past
                            President of the Concord Rotary Club and
                            the Concord / Cabarrus Chamber of
                            Commerce.


D. Mark Boyd, III (59)      Mr. Boyd has served as Chairman of the                 192,701 (3)
      1989                  Board and Chief Executive Officer of                      9.39%
                            the  Company since its organization
                            in 1989. Mr. Boyd has served as Chairman
                            of the Board of the Company's subsidiary
                            Lincoln Bank of North Carolina ("Lincoln
                            Bank") since 1983. Since 1993, Mr. Boyd
                            has served as a member of the North
                            Carolina State Banking Commission. Mr.
                            Boyd was also an organizer and presently
                            is a director of First Gaston Bank of
                            North Carolina, 17% of the common stock
                            of which is owned by the Company. First
                            Gaston Bank's common stock is registered
                            under the 1934 Act.


James E. Burt, III (59)     Mr. Burt has been President of the Company              28,088 (4)
       1990                 and Lincoln Bank and Chief Executive                      1.37%
                            Officer of Lincoln Bank since 1990.


Charles A. James (50)       Mr. James has served as Director of CK                     698
      1997                  subsequently to when it was                                  *
                            acquired by South Trust Bank of North
                            1997 Federal from 1983 to 1993 and
                            Carolina. Mr. James is the President of
                            Mt. Pleasant Insurance Agency; the
                            President of Mt. Pleasant Enter- prises,
                            Inc.; Director of Albemarle Knitting
                            Corp.; Co-owner of Mt. Pleasant Bonded
                            Warehouse; Partner of All Secure Storage;
                            Partner of North Branch Properties and
                            Partner of Earnhardt Interchange
                            Properties.




NAME, AGE AND YEAR FIRST                                               BENEFICIAL OWNERSHIP OF SHARES
 ELECTED OR APPOINTED A                   PRINCIPAL EXPERIENCE          AND PERCENTAGE OF OUTSTANDING
DIRECTOR OF THE COMPANY                DURING THE PAST FIVE YEARS                  SHARES (1)
-----------------------                --------------------------                  ----------

Samuel C. King, Jr. (49)    Mr. King has served as President of King's             12,548 (5)
        1989                Office Supply, Inc., an office                              *
                            supply company in Lincolnton, since
                            1977. He has served as a director of
                            Lincoln Bank since 1983 and as Vice
                            Chairman since 1992.

Harry D. Ritchie (63)       Mr. Ritchie has been the owner of Ritchie               8,869 (6)
     1989                   Brothers Dairy Farm since 1955. He has                      *
                            served as a director of Lincoln Bank
                            since 1983.

L. D. Warlick, Jr. (57)     Mr. Warlick is the President of Warlick                27,602 (7)
       1992                 Funeral Home, Lincolnton, North Carolina.                1.34%
                            Mr. Warlick is a past President of
                            the Lincolnton Rotary Club, Lincoln
                            County Chapter of the American Red Cross,
                            past President of Lincoln Medical Center
                            Board of Directors and United Way
                            Chairman. He has served as a director of
                            Lincoln Bank since 1983.

Estus B. White (66)         Mr. White is the retired Clerk of Superior             12,623 (8)
     1992                   Court for Cabarrus County, North Carolina                   *
                            Mr. White is a past president of the
                            Kannapolis Merchants Association. He has
                            served as a director of Cabarrus Bank
                            since 1980.


 * Less than one percent of outstanding Shares.

(1) Information relating to beneficial ownership of Shares is based upon "beneficial ownership" concepts set forth in rules of the Securities and Exchange Commission ("SEC") under Section 13(d) of the 1934 Act. Under such rules a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power," which includes the power to vote or direct the voting of such security, or "investment power," which includes the power to dispose or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any security of which that person has the right to acquire beneficial ownership within 60 days. Under these rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he may disclaim beneficial interest.

(2) Includes 237 Shares held by members of Mr. Boger's immediate family, as to which Shares Mr. Boger may be deemed to share voting and investment power.

(3) Includes 68,895 Shares held by three corporations of which Mr. Boyd is a director, president and majority shareholder, 6,597 Shares held by a profit sharing plan of one such corporation, for which Mr. Boyd is a member of the Plan Committee, and 21,060 Shares held by members of Mr. Boyd's immediate family. As to all of these Shares, Mr. Boyd may be deemed to share voting and investment power; however, Mr. Boyd disclaims beneficial ownership.

(4) Includes 1,917 Shares owned by Mr. Burt's wife, as to which Mr. Burt may be deemed to share voting and investment power.

(5) Includes 410 Shares held by a corporation of which Mr. King is president and principal shareholder and 5,755 Shares held by Mr. King's family, as to which Shares Mr. King may be deemed to share voting and investment power.

(6) Includes 4,510 Shares owned jointly with Mr. Ritchie's wife, as to which Shares Mr. Ritchie may be deemed to share voting and investment power.

(7) Includes 1,409 Shares held by a corporation of which Mr. Warlick is a director and president, and 6,436 Shares held by Mr. Warlick's wife and family members, as to which Shares Mr. Warlick may be deemed to share voting and investment power.

(8) Includes 8,327 Shares owned jointly with Mr. White's wife, as to which Mr. White may be deemed to share voting and investment power.


MEETINGS OF THE BOARDS OF DIRECTORS AND COMMITTEES

       During 1996, the Company's Board met seven times. Each director attended at least 75% of the aggregate number of meetings of the Company's Board and its committees. Each member of the Company's Board who was not an employee of the Company or its subsidiaries received $200 for each Board meeting attended.

       The Board of Directors currently has five standing committees - an Executive Committee, Compensation Committee, Audit Committee and Nominating Committee. The Executive Committee, which is comprised of Messrs. Boyd, King and Ritchie, acts on behalf of the full Board between meetings of the full Board. The Executive Committee met eight times in 1996, and each member received $150 for each committee meeting attended.

       The Compensation Committee reviews salary administration guidelines and incentive compensation plans and also reviews the Company's Stock Option Plans to ensure proper administration and compliance. The Compensation Committee, which is comprised of Messrs. Boyd, King, Ritchie and Warlick, met five times in 1996. Each member of the Compensation Committee received $100 for each meeting attended.

       The Audit Committee reviews all control functions and is comprised of Messrs. King, Warlick and White. The Audit Committee also recommends on an annual basis to the Board of Directors a public accounting firm to be engaged as independent auditors for the Company for the next fiscal year, reviews the plan for the audit engagement, and reviews financial statements, internal audit plans and reports, financial reporting procedures, and reports of regulatory authorities. This Committee periodically reports to the Board of Directors. The Audit Committee met four times in 1996. Each member of the Audit Committee received $100 for each meeting attended.

       The Nominating Committee nominates officers and directors of the Company. While nominees recommended by shareholders may be considered, this Committee has not solicited recommendations. The Nominating Committee, which is comprised of Messrs. Boyd, King and Ritchie, met one time in 1996, and each member received $100 for the meeting.

                             EXECUTIVE COMPENSATION


SUMMARY COMPENSATION TABLE

       The following table sets forth certain elements of compensation for the chief executive officer and the other most highly named compensated executive officer (collectively, the "executive officers") for each of the last three calendar years:

                           Summary Compensation Table

                                         Annual Compensation
                                         -------------------        All Other
Name and Position             Year        Salary      Bonus        Compensation
         (a)                  (b)          (c)         (d)             (i)
-----------------             ----        ------      -----        ------------

D. Mark Boyd, III
Chief Execuitive Officer      1996      $ 18,000      $ --        $ 1,796(1)

                              1995        14,400        --          1,293(1)

                              1994        11,420        --           --



James E. Burt, III
President                     1996       140,920      30,983        5,385(1)



                              1995       134,852      20,754       18,691(1)


                              1994       132,208      16,689       16,145(1)



(1) Amounts shown consist of the Company's profit sharing contribution, matching contribution to the Carolina First BancShares Profit Sharing Plan and amounts contributed by the Company to the Deferred Compensation Trust for Carolina First BancShares, Inc. and Subsidiaries on behalf of the named executive officers.

                    AGGREGATED OPTIONS/SARS EXERCISED IN 1996
                       AND 1996 YEAR-END OPTION/SAR VALUES

       The following table shows stock option exercises by the named executive officers during 1996, including the aggregate value of gains on the date of exercise. In addition, this table includes the number of shares covered by both exercisable and non-exercisable options as of December 31, 1996. Also reported are the values for "in-the-money" options, which represent the positive spread between the exercise price of any such existing options and the year-end price of the Company's Common Stock.


                                                 Number of         Value
                                                 Securities        Unexercised
                                                 Unexercised       In-the-Money
                                                 Options/SARs      Options/SARs
                                                     at                at
                       Shares                    FY-End (#)        FY-End ($)
                       Acquired       Value      Exercisable/      Exercisable/
Name                   on Exercise    Realized   Unexercisable     Unexcercisable
 (a)                       (b)          (c)          (d)               (e)
                       -----------    --------   -------------      -------------
D. Mark Boyd, III           --          --          0/0               $0/$0

James E. Burt, III          --          --          66,853/0          $1,498,259/$0


EMPLOYMENT AGREEMENTS

       As of December 31, 1996, Lincoln Bank entered into a new employment contract with James E. Burt, III. The contract provides that Mr. Burt shall remain employed by the Company through January 31, 2000, unless sooner terminated under the terms thereof.

       Either the Company or Mr. Burt may terminate the employment contract at any time upon 60 days prior written notice. The contract may also be terminated at the election of the Company for cause, or by reason of Mr. Burt's disability. In the event employment is terminated without cause by the Company prior to January 31, 2000, the Company shall continue to pay Mr. Burt's annual salary and provide certain benefits (except for the annual bonus) for a period of twelve months after such termination (or until January 31, 2000, whichever occurs earlier) as severance pay.

       In the event the Company experiences a "change in control," as defined in the employment contract, Mr. Burt shall receive a lump-sum payment equal to his annual salary and maximum bonus potential for the year in which the change in control occurs (in addition to his regular compensation if he remains in the Company's employ after the change in control). In certain circumstances, if Mr. Burt's employment is terminated after a change in control, he may be entitled to receive various benefits and compensation for a period of up to 24 months.

       As of December 31, 1996, the Company also entered into a Deferred Compensation Agreement with Mr. Burt that replaces a similar agreement dated July 2, 1992. This agreement provides that if Mr. Burt retires from the Company at age 65, or if his employment is terminated without cause after, or within 12 months of, a change in control involving the Company, Mr. Burt shall receive certain payments for up to 120 months.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

       The Executive Committee of the Board of Directors serves as the Company's Compensation Committee. Each of D. Mark Boyd, III and James E. Burt, III served on the Board of Directors while serving as an executive officer of the Company during 1996, but abstained from deliberations relating to Company decisions that specifically related to them.

BOARD AND EXECUTIVE COMMITTEE REPORT ON EXECUTIVE COMPENSATION

       Executive compensation at the Company is primarily cash based. Stock related compensation is also available in the form of incentive stock options and stock appreciation rights under the Carolina First BancShares, Inc. 1990 Stock Option and Stock Appreciation Rights Plan. Salaries are determined by assigning job grades based on an assessment of the level of responsibilities and duties to be performed, and these grades and pay levels, except for the officers named above, were reviewed and revised in certain cases by the Executive Committee in 1996. For each of the 33 job grades used by the Company, a salary range is assigned utilizing an entry level, midpoint and maximum level. Officers are evaluated at least once a year, and a performance rating is determined by valuing performance against certain pre-determined principal job responsibilities and a list of standard performance criteria. This evaluation produces a numerical rating which is factored into a salary matrix to suggest the amount of adjustment the officer should receive. Determination of salaries and salary adjustments is made by the Executive Committee of the Board of Directors which refer all officer salaries to the full Board for final approval.

       The Company also has a cash incentive compensation plan for executive officers. This plan is based in part on Company performance and in part on individual performance. Final determination of performance levels is made by the personnel committee of the Board of Directors which refer the incentive compensation plan to the full Board for approval at the Bank levels. The executive committee at the Company level reviews the incentive compensation plan.

       The chief executive officer of the Company received compensation in lieu of fees for attendance at Board and Committee meetings as described above under "Meetings of the Board of Directors and Committees". The president received only cash compensation and has not been granted stock options/SAR in the last fiscal year.


            D. Mark Boyd, III        Harry D. Ritchie
            John R. Boger, Jr.       L.D. Warlick, Jr.
            James E. Burt, III       Estus B. White
            Samuel C. King, Jr.

PERFORMANCE GRAPH

       The following graph compares the yearly percentage change in the cumulative total stockholder return on the Company's Common Stock, with the cumulative return on Standard & Poor's 500 Stock Index ("S&P 500") and The Carson Medlin Company's Southeastern Independent Bank Index ("Independent Bank Index").

       The Independent Bank Index is the compilation of the total return to shareholders over the past five years of a group of 20 independent community banks located in the southeastern states of Florida, Georgia, North Carolina, South Carolina, Tennessee, and
Virginia.  The banks included are:

     Name                                        City                    State
     ----                                        ----                    -----
     Seacoast Banking Corp.                      Stuart                  FL
     Capital City Bank Group, Inc.               Tallahassee             FL
     Fidelity National Corp.                     Atlanta                 GA
     PAB Bankshares, Inc.                        Valdosta                GA
     First Charter Corp.                         Concord                 NC
     Bank of Granite Corp.                       Granite Falls           NC
     Carolina First BancShares, Inc.             Lincolnton              NC
     Triangle Bancorp, Inc.                      Raleigh                 NC
     FNB Financial Services Corp.                Reidsville              NC
     First Bancorp                               Troy                    NC
     CNB Corporation                             Conway                  SC
     First Farmers & Merchants Corp.             Columbia                TN
     Pioneer Bancshares, Inc.                    Chattanooga             TN
     First Pulaski National Corporation          Pulaski                 TN
     National Bankshares Inc.                    Blacksburg              VA
     FNB Corporation                             Christiansburg          VA
     Second National Financial Corp.             Culpeper                VA
     American National Bankshares, Inc.          Danville                VA
     George Mason Bankshares, Inc.               Fairfax                 VA
     Planters Bank & Trust Company               Staunton                VA

                         Carolina First BancShares, Inc.
                           Five Year Performance Index

                                                1991        1992         1993         1994         1995         1996
                                                ----        ----         ----         ----         ----         ----
     Carolina First BancShares, Inc.            100          105          150          204          294          474
     Independent Bank Index - Weighted          100          130          163          197          268          313
     S&P 500 Index                              100          108          118          120          165          203

CERTAIN TRANSACTIONS

       Certain Company directors, officers and principal shareholders, and their associates, were customers of, or had banking and financial transactions with, the Company or its subsidiaries in the ordinary course of business during 1996. Some of the directors of the Company or its subsidiaries are directors, officers, trustees or principal securities holders of corporations or other organizations which also were customers of, or had banking and financial transactions with, the Company or its subsidiaries in the ordinary course of business during 1996.

       All outstanding loans and other transactions with the directors, officers and principal shareholders of the Company and its subsidiaries were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and, when made, did not involve more than the normal risk of collectibility or present other unfavorable features. The aggregate amount of credit extended to directors, executive officers and principal shareholders as of December 31, 1996 was $2,388,465 or 6.82% of the Company's shareholders' equity. In addition to banking and financial transactions, the Company or its subsidiaries may have had additional transactions with, or used products or services of, various organizations of which directors of the Company and its subsidiaries are associated. The Company provided data processing and other services to First Gaston Bank, during 1996, for which First Gaston Bank paid $141,959. The Company is the largest shareholder of First Gaston Bank, and the Company's Chairman is an organizer and a director of First Gaston Bank. See "PROPOSAL 1 Election of Directors". Except for the transactions with First Gaston Bank, the amounts involved in such noncredit transactions have in no case been material in relation to the business of the Company, its subsidiaries or such other organizations. It is expected that the Company and its subsidiaries will continue to have similar transactions in the ordinary course of its business with such individuals and their associates in the future.

       For information about transactions with D. Mark Boyd, III, and James E. Burt, III, Directors of the Company and the Bank, see "Compensation Committee Interlocks and Insider Participation".

       Securities rules and regulations require certain reports to be filed by directors and executive officers. To the knowledge of the Company, all filings were made on a timely basis.

                                  MISCELLANEOUS

SHAREHOLDER PROPOSALS

       Any proposal which a Company shareholder intends to be presented at the annual meeting of shareholders to be held in 1998 must be received by the Company on or before November 20, 1997. Only proper proposals which are timely received will be included in the proxy statement and form of proxy.

OTHER MATTERS

       Management does not know of any matters to be brought before the Meeting other than as described in this Proxy Statement. Should any other matters properly come before the Meeting, the persons designated as proxies will vote in accordance with their best judgment on such matters.

EXPENSES OF SOLICITATION

       The cost of soliciting proxies in the accompanying form will be borne by the Company. In addition to the use of the mails, proxies may be solicited by directors, officers or other employees of the Company or its subsidiaries, personally, by telephone, telegraph or facsimile or other electronic means. The Company does not expect to pay any compensation for the solicitation of proxies, but may reimburse brokers, custodians or other persons holding stock in their names or in the names of nominees for their expenses in sending proxy materials and the 1996 Annual Report to principals and obtaining their instructions.

AVAILABILITY OF ANNUAL REPORT

       THE COMPANY, UPON REQUEST, WILL PROVIDE SHAREHOLDERS WITH COPIES OF ITS ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1996, AS FILED WITH THE SEC. SHAREHOLDERS SHOULD DIRECT THEIR REQUESTS TO: CAROLINA FIRST BANCSHARES, INC., P.O. BOX 657, LINCOLNTON, NORTH CAROLINA 28093, ATTENTION: MS. JAN H. HOLLAR, SECRETARY.

                                                                     APPENDIX A

                       CAROLINA FIRST BANCSHARES, INC.
                          Lincolnton, North Carolina

               Annual Meeting of Shareholders - April 15, 1997

The undersigned shareholder of Carolina First BancShares,Inc. (the "Company"), Lincolnton, North Carolina, hereby constitutes and appoints Cynthia M. Childress, Sara K. Haire, David M. Boyd and L.D. Warlick, Jr., or any of them, each with full power of substitution, to vote the number of shares of Company common stock which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders to be held at 7:00 p.m., local time, in the Lincoln Cultural Center at 403 East Main Street, Lincolnton, North Carolina, on Tuesday, April 15, 1997, or at any adjournments thereof, upon the proposals as described in the Notice of Annual Meeting of Shareholders and Proxy Statement, both dated March 14, 1997, the receipt of which is hereby acknowledged, in the manner specified on the reverse side.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" PROPOSAL 1.

-------------------------------------------------------------------------------
                  PLEASE VOTE, DATE AND SIGN ON REVERSE AND
                  RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
-------------------------------------------------------------------------------
  Please sign exactly as your name(s) appear(s) hereon. Joint owners should each sign personally. Trustees and other fiduciaries should indicate capacity in which they sign, and where more than one name appears, a majority must sign. If the shareholder is a corporation, the signature should be that of an authorized officer who should state his or her title.
-------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                 DO YOU HAVE ANY COMMENTS?

____________________________________      _____________________________________

____________________________________      _____________________________________

____________________________________      _____________________________________





[X] PLEASE MARK VOTES AS IN THIS EXAMPLE

                       CAROLINA FIRST BANCSHARES, INC.

1. To elect the following nominees to serve as directors of the Company for a one-year term and until their successors are elected and qualified.

   John R. Boger, Jr., D. Mark Boyd, III, James E. Burt, III, Charles A. James, Samuel C.King, Jr., Harry D. Ritchie, L.D. Warlick, Jr. and Estus B. White


               For [ ]      Withhold [ ]     For All Except [ ]

   NOTE: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the nominee's(s') name(s). Your shares will be voted for the remaining nominee(s).

2. To transact such other business as may properly come before the meeting or any adjournments thereof.



                       THE COMPANY'S BOARD OF DIRECTORS
                            UNANIMOUSLY RECOMMENDS
                   A VOTE "FOR" APPROVAL OF THE PROPOSAL 1


Please be sure to sign and date this Proxy.

___________________________________________
Date

___________________________________________
Shareholder sign here

___________________________________________
Co-owner sign here

Mark box at right if you plan to attend the Annual Meeting                  [ ]

Mark box at right if an address change or comment has been
noted on the reverse side of this card.                                     [ ]